UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________
FORM 8-K
_____________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 9, 2021
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ENVISTA HOLDINGS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
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Delaware
(State or Other Jurisdiction of Incorporation)

001-39054	83-2206728
(Commission File Number)	(IRS Employer Identification No.)

200 S. Kraemer Blvd., Building E		92821
Brea,	California
(Address of Principal Executive Offices)		(Zip Code)
(714) 817-7000
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	NVST	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 9, 2021, Envista Holdings Corporation (the “Company”) and certain of its material subsidiaries, as guarantors, entered into Amendment No. 3 (“Amendment No. 3”) to its credit agreement dated as of September 20, 2019 (the “Original Credit Agreement”, and as amended by that certain Amendment No. 1 to Credit Agreement dated as of May 6, 2020 (“Amendment No. 1”), and Amendment No. 2 to Credit Agreement dated as of May 19, 2020, the “Amended Credit Agreement”) with a syndicate of banks, including Bank of America, N.A. as administrative agent (the “Administrative Agent”), for the purpose of accelerating the delivery of a quarterly compliance certificate showing compliance with the financial covenants under the Original Credit Agreement and the reinstatement of substantially all of the terms of the Original Credit Agreement. The Company paid customary fees in connection with Amendment No. 3.

Under Amendment No. 1, substantially all of the terms of the Amended Credit Agreement revert back to the terms of the Original Credit Agreement as soon as the Company submits a compliance certificate for any quarter ending on or after March 31, 2021 evidencing (i) compliance with the terms of the financial covenants in the Original Credit Agreement and (ii) confirmation that no Default or Event of Default (each as defined in the Amended Credit Agreement) shall have occurred and be continuing (the “Covenant Compliance Restoration Date”). Amendment No. 3 amends the Amended Credit Agreement to allow such certification for the quarter ended December 31, 2020. Amendment No. 3 has resulted in the reinstatement of substantially all of the terms of the Original Credit Agreement, including the following exceptions: (i) the cap on cash netting for the Maximum Consolidated Leverage Ratio (as defined in the Original Credit Agreement) is temporarily increased from $150 million to $250 million for the quarter ended December 31, 2020 solely for the purposes of determining the Covenant Compliance Restoration Date and (ii) the Eurocurrency Rate applicable to the Revolving Credit Facility or the USD Term Facility shall be at least 0.75% (each as defined in the Amended Credit Agreement).

The Amended Credit Agreement was secured by substantially all of the Company’s assets and those of each guarantor. In connection with reverting the terms to those of the Original Credit Agreement, all security interests granted to the lenders will be released.

The foregoing is a summary description of certain terms of Amendment No. 3 and does not purport to be complete, and it is qualified in its entirety by reference to the full text of Amendment No. 3, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated herein by reference.

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On February 10, 2021, the Company issued a press release announcing financial results for the quarter ended December 31, 2020. A copy of the release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.
The information contained in the accompanying Exhibit 99.1 is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated herein by reference.

ITEM 7.01 REGULATION FD
The Company intends to reference a slide deck (the “Presentation”) during the Company’s conference call to discuss its financial results for the quarter ended December 31, 2020. A copy of the Presentation can be accessed on the “Investors” section of the Company’s website, www.envistaco.com.
The information included or incorporated by reference in this Item 7.01 is being furnished to the SEC and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits.

Exhibit No.	Description
10.1
Amendment No. 3 to Credit Agreement, dated as of February 9, 2021, by and among Envista Holdings Corporation, each Guarantor party thereto, Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender, and the other Lenders party thereto.

99.1	Press Release dated February 10, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVISTA HOLDINGS CORPORATION

Date: February 10, 2021	By:	/s/ Howard H. Yu
Howard H. Yu
Senior Vice President and Chief Financial Officer